APPENDIX A

SHAREHOLDER SERVICING PLAN
WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes*	Maximum Shareholder Servicing Fee
Absolute Return Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Adjustable Rate Government Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Alternative Strategies Fund Class A Class C Administrator Class	0.25 0.25 0.25
Asia Pacific Fund Class A Class C Administrator Class	0.25 0.25 0.25
Asset Allocation Fund Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25
C&B Large Cap Value Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.25 0.25 0.25
California Municipal Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25
California Tax-Free Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Capital Growth Fund Class A Class C Class R4 Administrator Class	0.25 0.25 0.10 0.25
Cash Investment Money Market Fund Administrator Class Service Class	0.10 0.25
Colorado Tax-Free Fund Class A Class C Administrator Class	0.25 0.25 0.25
Common Stock Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Core Bond Fund Class A Class B Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.25 0.10 0.25
Core Plus Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Disciplined U.S. Core Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Discovery Fund Class A Class C Administrator Class	0.25 0.25 0.25
Diversified Capital Builder Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Diversified Equity Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Diversified Income Builder Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Diversified International Fund Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25
Dow Jones Target Today Fund Class A Class B Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.25 0.10 0.25
Dow Jones Target 2010 Fund Class A Class B Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.25 0.10 0.25
Dow Jones Target 2015 Fund Class A Class R Class R4 Administrator Class	0.25 0.25 0.10 0.25
Dow Jones Target 2020 Fund Class A Class B Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.25 0.10 0.25
Dow Jones Target 2025 Fund Class A Class R Class R4 Administrator Class	0.25 0.25 0.10 0.25
Dow Jones Target 2030 Fund Class A Class B Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.25 0.10 0.25
Dow Jones Target 2035 Fund Class A Class R Class R4 Administrator Class	0.25 0.25 0.10 0.25
Dow Jones Target 2040 Fund Class A Class B Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.25 0.10 0.25
Dow Jones Target 2045 Fund Class A Class R Class R4 Administrator Class	0.25 0.25 0.10 0.25
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Dow Jones Target 2055 Fund Class A Class R Class R4 Administrator Class	0.25 0.25 0.10 0.25
Dow Jones Target 2060 Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Dynamic Target Today Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2015 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2020 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2025 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2030 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2035 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2040 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2045 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2050 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2055 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2060 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Emerging Growth Fund Class A Class C Administrator Class	0.25 0.25 0.25
Emerging Markets Equity Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Emerging Markets Equity Income Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Endeavor Select Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Enterprise Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Global Long/Short Fund Class A Class C Administrator Class	0.25 0.25 0.25
Global Opportunities Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Government Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25
Government Securities Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Growth Balanced Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Growth Fund Class A Class C Administrator Class	0.25 0.25 0.25
Heritage Money Market Fund Administrator Class Service Class	0.10 0.25
High Income Fund[1] Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
High Yield Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
High Yield Municipal Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Index Asset Allocation Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Index Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.10
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
International Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
International Equity Fund Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25
International Value Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.25 0.10 0.25
Intrinsic Small Cap Value Fund Class A Class C Administrator Class	0.25 0.25 0.25
Intrinsic World Equity Fund Class A Class C Administrator Class	0.25 0.25 0.25
Large Cap Core Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Large Cap Growth Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Large Company Value Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Minnesota Tax-Free Fund Class A Class C Administrator Class	0.25 0.25 0.25
Moderate Balanced Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Money Market Fund Class A Class B Class C Daily Class Service Class	0.25 0.25 0.25 0.25 0.25
Municipal Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Municipal Cash Management Money Market Fund Administrator Class Service Class	0.10 0.25
Municipal Money Market Fund Class A Service Class Sweep Class	0.25 0.25 0.25
National Tax-Free Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25
North Carolina Tax-Free Fund Class A Class C	0.25 0.25
Omega Growth Fund Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25
Opportunity Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Pennsylvania Tax-Free Fund Class A Class B Class C	0.25 0.25 0.25
Precious Metals Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Premier Large Company Growth Fund Class A Class B Class C Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Real Return Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Short Duration Government Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Short-Term Bond Fund Class A Class C	0.25 0.25
Short-Term High Yield Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Short-Term Municipal Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Small Cap Core Fund[2] Class A Class C Administrator Class	0.25 0.25 0.25
Small Cap Opportunities Fund Administrator Class	0.25
Small Cap Value Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Small Company Growth Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Small Company Value Fund Class A Class C Administrator Class	0.25 0.25 0.25
Small/Mid Cap Value Fund[3] Class A Class C Administrator Class	0.25 0.25 0.25
Special Mid Cap Value Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Special Small Cap Value Fund Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25
Specialized Technology Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Strategic Income Fund Class A Class C Administrator Class	0.25 0.25 0.25
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Traditional Small Cap Growth Fund Class A Class C Administrator Class	0.25 0.25 0.25
Treasury Plus Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25
Ultra Short-Term Income Fund Class A Class C Administrator Class	0.25 0.25 0.25
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class	0.25 0.25 0.25
Utility & Telecommunications Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
WealthBuilder Conservative Allocation Portfolio	0.25
WealthBuilder Equity Portfolio[4]	0.25
WealthBuilder Growth Allocation Portfolio	0.25
WealthBuilder Growth Balanced Portfolio	0.25
WealthBuilder Moderate Balanced Portfolio	0.25
WealthBuilder Tactical Equity Portfolio	0.25
Wisconsin Tax-Free Fund Class A Class C	0.25 0.25
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

1 On February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the High Income Fund into the High Yield Bond Fund.  Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016.
2 On November 18, 2015, the Board of Wells Fargo Funds Trust approved the establishment of the Wells Fargo Small Cap Core Fund and the reorganization of the Golden Small Cap Core Fund (“Golden Small Cap Fund”) into the Wells Fargo Small Cap Core Fund.  Subject to approval by the Board of Forum Funds and shareholders of the Golden Small Cap Fund (the “Small Cap Core Reorganization”), the Small Cap Core Reorganization will become effective in May 2016.
3 On February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the Small/Mid Cap Value Fund into the Small Cap Value Fund.  Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016.
4 On February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the WealthBuilder Equity Portfolio into the WealthBuilder Tactical Equity Portfolio.  Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016 and the name will change to WealthBuilder Equity Portfolio.

*On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund. Following the closing of the Class B shares, 12b-1 and shareholder servicing fees will continue to reimburse previously incurred distribution-related expenses and expenses for servicing shareholder accounts and retain the assets of existing shareholders.

Appendix A amended:  February 18, 2016